UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 29, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of July 1, 2005, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-S4)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-S4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $183,273,000 aggregate principal amount of Class A and Class B Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-S4 on July 29, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 26, 2005, as supplemented by the Prospectus Supplement dated July 26, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2005, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, second lien, fixed rate, fully amortizing and balloon, residential mortgage loans, with an aggregate outstanding principal balance of $187,683,856.91 as of July 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of July 1, 2005, among Structured Asset

Securities Corporation, as Depositor, Aurora Loan Services LLC, as

Master Servicer, The Murrayhill Company, as Credit Risk Manager

and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2005,

between Lehman Brothers Holdings Inc., as Seller, and Structured Asset

Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of July 1, 2005, by and among Lehman

Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, in the

dual capacities of Servicer and Master Servicer.

99.3

Securitization Subservicing Agreement dated as of July 1, 2005, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services

LLC, as Master Servicer, and GMAC Mortgage Corporation, as Servicer.

99.4

Securitization Servicing Agreement dated as of July 1, 2005, among

Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC,

as Master Servicer, and National City Home Loan Services, Inc., as

Servicer.

99.5

Servicing Agreement dated as of July 1, 2005, among Lehman Brothers

Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer,

and Option One Mortgage Corporation, as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:

/s/Matthew Lewis                               _

Name:

Matthew Lewis

Title:

Senior Vice President

Dated:  July 29, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of July 1, 2005, among Structured Asset Securities

Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer,

The Murrayhill Company, as Credit Risk Manager and U.S. Bank National

Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2005,

between Lehman Brothers Holdings Inc., as Seller, and Structured Asset

Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of July 1, 2005, by and among Lehman Brothers

Holdings Inc., as Seller, and Aurora Loan Services LLC, in the dual capacities of

Servicer and Master Servicer.

99.3

Securitization Subservicing Agreement dated as of July 1, 2005, by and among

Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master

Servicer, and GMAC Mortgage Corporation, as Servicer.

99.4

Securitization Servicing Agreement dated as of July 1, 2005, among Lehman

Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer,

and National City Home Loan Services, Inc., as Servicer.

99.5

Servicing Agreement dated as of July 1, 2005, among Lehman Brothers Holdings

Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One

Mortgage Corporation, as Servicer.